PROSPECTUS SUPPLEMENT  June 8, 2001*

American Express Succession Select Variable Life InsuranceSM (May 1, 2001) S-6202 A (5/01)

The "Optional Insurance Benefits" section on p. 40 is revised as follows:

The following rider is not available for this product:

INDIVIDUAL TERM INSURANCE RIDER (ITR)
ITR provides a level, adjustable term death benefit on the life of each other insured covered.


S- 6202-21 A (6/01)
*Valid unitl next prospectus update.
Destroy May 1, 2002.